Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)
[Note: Roman numerals below denote the level of the subsidiary. For example, “I” represents a first tier subsidiary of Fluor Corporation; “II” represents a second tier subsidiary, etc.]
Subsidiary Name				Percent Holding	Organized Under Laws of

I	American Construction Equipment Company, Inc.			100.0000	California
II	AMECO Holdings, Inc.			100.0000	California
	III	AMECO Caribbean, Inc.		100.0000	California
	III	AMECO Project Services, Inc.		100.0000	Philippines
	III	Ameco Services, S. de R.L. de C.V.		3.0320	Mexico
	III	Maquinaria Ameco Guatemala, Limitada		3.9400	Guatemala
II	Ameco Services, S. de R.L. de C.V.			24.0990	Mexico

I	Fluor Constructors International, Inc.			100.0000	California
II	Fluor Constructors Canada Ltd.			100.0000	New Brunswick
II	Fluor Management and Technical Services, Inc.			100.0000	California
II	Servicios de Construccion del Pacifico, Inc.			100.0000	Delaware

I	Fluor Enterprises, Inc.			100.0000	California
II	202 Maintenance Services, LLC			50.0000	Delaware
II	AMECODISC, LLC			100.0000	Delaware
	III	AMECO PANAMA S.A.		100.0000	Panama
	III	Ameco Services, S. de R.L. de C.V.		72.8690	Mexico
	III	Maquinaria Ameco Guatemala, Limitada		95.0800	Guatemala
II	Cavendish Fluor Partnership Limited			35.0000	England
II	Connect 202 Partners, LLC			38.0000	Delaware
II	ConOps Industrial Ltd.			100.0000	New Brunswick
II	Daniel International Corporation			100.0000	South Carolina
	III	Fluor Daniel Engineering, Inc.		100.0000	Ohio
	III	Fluor Management Company L.P.		46.0676	Delaware
II	Dean / Fluor, LLC			50.0000	Delaware
II	Denver Transit Constructors, LLC			40.0000	Delaware
II	Denver Transit Operators, LLC			50.0000	Delaware
II	Denver Transit Systems, LLC			50.0000	Delaware
II	EFDEE Connecticut Architects, Inc.			100.0000	Connecticut
	III	Industrial Services France SAS		100.0000	France
II	EFDEE Engineering Professional Corporation			100.0000	North Carolina
II	EFDEE Mississippi Architects, A Professional Corporation			100.0000	Mississippi
II	EFDEE New York Engineers & Architects P.C.			100.0000	New York
II	ENCEE Architecture Services, P.C.			100.0000	North Carolina
II	FCI/Fluor/Parsons, a Joint Venture			30.0000	California (JV)
II	FD Architects & Engineers Corporation			100.0000	New Jersey
II	FDEE Consulting, Inc.			100.0000	California
II	FHdB, LLC			100.0000	Texas
II	Fluor Alaska, Inc.			100.0000	Alaska
II	Fluor Americas, Inc.			100.0000	California
II	Fluor Arabia Limited			50.0000	Saudia Arabia
II	Fluor Australia Pty Ltd.			100.0000	Australia
	III	Giovenco Industries (AUST) Pty Limited		100.0000	Australia
		IV	Giovenco Industrial Services Pty Ltd.	100.0000	Australia
		IV	Giovenco/Insulations International JV Pty Ltd.	100.0000	Australia (JV)
		IV	Giovenco/Insulations International JV Unit Trust	100.0000	Australia (JV)

Subsidiary Name	Percent Holding	Organized Under Laws of

	III	Fluor Global Services Australia Pty Ltd.				100.0000	Australia
	III	Stork Technical Services Holding Australia Pty Ltd.				100.0000	Australia
		IV		Giovenco Industries (AUST) Trust		100.0000	Australia
	III	TRS Staffing Solutions (Australia) Pty Ltd.				100.0000	Australia
II	Fluor BNA O&M USA LLC					100.0000	Delaware
	III	BNA O&M USA General Partnership				40.0000	Delaware
II	Fluor Brasil, Ltda.					100.0000	Brazil
	III	Fluor Engenharia e Projetos S.A.				99.9900	Brazil (JV)
II	Fluor Canada Ltd.					100.0000	New Brunswick
	III	BNA CA DFA Inc.				40.0000	Canada
	III	BNA Constructors Canada GP				40.0000	Canada
	III	Fluor BNA Holdco Inc.				100.0000	New Brunswick
		IV		Fluor BNA GP Inc.		100.0000	New Brunswick
		V	Bridging North America Holding Corporation			40.0000	Canada
			VI	Bridging North America GP (Ontario)		99.9900	Canada
			VI	Bridging North America Holding ULC		100.0000	Canada
				VII	Bridging North America GP (Ontario)	.0100	Canada
	III	Fluor BNA O&M GP Inc.				100.0000	New Brunswick
		IV		BNA O&M General Partnership		40.0000	Canada
	III	Fluor Engineering Solutions Ltd.				100.0000	New Brunswick
	III	Fluor O&M Solutions GP Inc.				100.0000	New Brunswick
		IV		ACS-Fluor O&M Solutions GP		40.0000	Ontario
	III	Fluor WEP Holdings Inc.				100.0000	New Brunswick
		IV		Windsor Essex Mobility Group GP		8.3333	Canada
	III	TRS Staffing Solutions (Canada) Inc.				100.0000	New Brunswick
	III	Wright Engineers Limitada Peru				35.0000	Peru
II	Fluor Cebu, Inc.					100.0000	Philippines
II	Fluor Chile, Inc.					100.0000	California
	III	Fluor Chile Ingenieria y Construccion S.A.				99.0000	Chile
		IV		Fluor Techint SRL Construccion y Servicios Limitada		50.0000	Chile
	III	Ingenieria y Construccion Fluor Daniel Chile Limitada				99.9000	Chile
II	Fluor Colombia Limited					100.0000	Delaware
II	Fluor Daniel (Japan) Inc.					100.0000	Japan
II	Fluor Daniel (Malaysia) Sdn. Bhd					100.0000	Malaysia
	III	Technip-Fluor JV				49.0000	Malaysia (JV)
II	Fluor Daniel Caribbean, Inc.					100.0000	Delaware
	III	Duke/Fluor Daniel Caribbean S.E.				00.2500	Puerto Rico
	III	Fluor Craft Services, Inc.				100.0000	South Carolina
	III	Fluor Daniel International (Malaysia) Sdn. Bhd.				100.0000	Malaysia
	III	Fluor Daniel Maintenance Services, Inc.				100.0000	Delaware
	III	Fluor Daniel Services Corporation				100.0000	Delaware
	III	Fluor Facility & Plant Services, Inc.				100.0000	South Carolina
		IV	Stork DFW Service Center, Inc.			100.0000	Texas
II	Fluor Daniel China Services, Inc.					100.0000	California
II	Fluor Daniel Coal Services International, Inc.					100.0000	Delaware
	III	Duke/Fluor Daniel International				49.9999	Nevada
		IV	Duke/Fluor Daniel Caribbean, S.E.			99.0000	Puerto Rico
II	Fluor Daniel Construction Company					100.0000	California
II	Fluor Daniel Development Corporation					100.0000	California
	III	FBT Services, Inc.				100.0000	California
	III	Fluor Daniel Modesto, Inc.				100.0000	California
		IV	Fluor Services LLC			99.0000	Oman
II	Fluor Daniel Eastern, Inc.					100.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws of

	III	Fluor Kazakhstan LLC			100.0000	Delaware
	III	P.T. Fluor Daniel Indonesia			80.0000	Indonesia
		IV	PT. Mitra Bersama Engineering		99.0000	Indonesia
II	Fluor Daniel Engineers & Constructors, Inc.				100.0000	Delaware
	III	Fluor (China) Engineering and Construction Co. Ltd.			100.0000	P.R.C.
II	Fluor Daniel Engineers & Constructors, Ltd.				100.0000	California
	III	CGF Projects Ghana Limited			51.0000	Ghana
II	Fluor Daniel Engineers & Consultants Ltd.				100.0000	Mauritius
	III	Fluor Daniel India Private Limited			80.0000	India
	III	Fluor Mocambique, Limitada			99.0000	Mozambique
	III	JGC - Fluor Mocambique, Lda			50.0000	Mozambique
	III	JGC Fluor TechnipFMC Mocambique, Lda			33.3333	Mozambique
II	Fluor Daniel Espana, S.A.				100.0000	California
II	Fluor Daniel Eurasia, Inc.				100.0000	California
II	Fluor Engenharia e Projetos S.A.				0.0010	Brazil (JV)
II	Fluor Europe B.V.				100.0000	Netherlands
	III	AG&P Fluor Joint Venture Company, Inc.			50.0000	Philippines (JV)
	III	Fluor B.V.			100.0000	Netherlands
		IV	Fluor Consultants B.V.		100.0000	Netherlands
		V	Fluor Project Services B.V.		100.0000	Netherlands
		IV	Fluor Infrastructure B.V.		100.0000	Netherlands
		V	Fluor A27/A1 B.V.		100.0000	Netherlands
		V	Fluor Capital B.V.		20.0000	Netherlands
			VI	3Angle B.V.	33.3333	Netherlands
			VI	IXAS Zuid-Oost B.V.	25.0000	Netherlands
		V	Infraspeed (Holdings) B.V.		3.4800	Netherlands
		V	IXAS Gaasperdammerweg B.V.		33.3333	Netherlands
		V	Poort van Den Bosch B.V.		10.0000	Netherlands
		IV	Fluor Kuwait Company		49.0000	Kuwait
		IV	Fluor Onshore India Private Limited		99.9900	India
		IV	Stork Holding B.V.		100.0000	Netherlands
		V	Stork B.V.		100.0000	Netherlands
			VI	Koninklijke Machinefabriek Stork B.V.	100.0000	Netherlands
			VI	SFS 007.298.633 Pty Limited	100.0000	Australia
			VI	Stork Technical Services HOLDCO B.V.	100.0000	Netherlands
		VII		Stork Technical Services Holding B.V.	100.0000	Netherlands
		VIII		Stork International B.V.	100.0000	Netherlands
		VIII		Stork Technical Services International Ltd.	100.0000	United Kingdom
		IX		Stork Technical Services Trinidad and Tobago Ltd	8.9700	Trinidad & Tobago
		VIII		Wescon International B.V.	100.0000	Netherlands
		VII		Stork TS Holdings Limited	100.0000	United Kingdom
		VIII		Stork Technical Services (Holdings) Limited	100.0000	United Kingdom
		IX		Stork Technical Services UK Limited	100.0000	United Kingdom
		X		Stork Technical Services Trinidad and Tobago Ltd	91.0300	Trinidad & Tobago
		IV	TRS Staffing Solutions B.V.		100.0000	Netherlands
	III	Fluor Engineering N.V.			100.0000	Belgium
	III	Fluor Finance International B.V.			100.0000	Netherlands
	III	Fluor Island ehf.			100.0000	Iceland
	III	Fluor S.A.			100.0000	Poland
	III	Fluor Spain Holding S.L.			4.0000	Spain
		IV	Fluor Plant Engineering, S.A.		100.0000	Spain
		IV	Technical Resource Solutions, S.L.		100.0000	Spain
	III	TRS Consultants-JLT			100.0000	United Arab Emirates

Subsidiary Name	Percent Holding	Organized Under Laws of

		IV	TRS Staffing Solutions Mozambique, Limitada		99.0000	Mozambique
II	Fluor Daniel Holdings, Inc.				100.0000	California
	III	Fluor Central Asia Limited Liability Partnership			99.0000	Kazakhstan
	III	Fluor Daniel Holdings (Botswana) (Pty) Limited			100.0000	Botswana
	III	Fluor Daniel Holdings Canada Inc.			100.0000	New Brunswick
	III	Fluor Energy Transition Inc.			100.0000	Delaware
	III	Fluor Greece S.A.			100.0000	Greece
	III	Fluor Investments LLC			100.0000	Delaware
	III	Fluor Mocambique, Limitada			1.0000	Mozambique
	III	Fluor Onshore India Private Limited			0.0100	India
	III	Fluor Services LLC			1.0000	Oman
	III	Fluor Uganda Engineering and Construction Limited			99.9999	Uganda
	III	FWPJV Limited			50.0000	England (JV)
		IV	KPJV Limited		60.0000	England (JV)
	III	Najmat Al-Sabah for General Services Limited Liability Company, Private Company			100.0000	Iraq
	III	Qatar National Facility Services			49.0000	Qatar
II	Fluor Daniel Illinois, Inc.				100.0000	Delaware
	III	D/FD Operating Services LLC			49.9999	Delaware
II	Fluor Daniel India, Inc.				100.0000	California
II	Fluor Daniel Latin America, Inc.				100.0000	California
	III	Grupo Empresarial Alvica, S.A.			80.0000	Venezuela
		IV	Grupo Alvica SCS		0.1000	Venezuela
II	Fluor Daniel Mexico S.A.				100.0000	California
	III	ICA Fluor Daniel, S. de R.L. de C.V.			49.0000	Mexico
		IV	ICA Fluor Servicios Gerenciales, S.A. de C.V.		98.0000	Mexico
		V	ICA Fluor Operaciones, S.A. de C.V.		0.0020	Mexico
		IV	ICA Fluor Operaciones, S.A. de C.V.		99.9980	Mexico
		V	ICA Fluor Petroquimica S.A. de C.V.		99.9951	Mexico
			VI	Desarrolladora De Etileno, S. de R.L. de C.V.	20.0000	Mexico
			VI	Ethylene XXI Contractors S.A.P.I.	20.0000	Mexico
			VI	Etileno XXI Services B.V.	20.0000	Netherlands
			VI	ICA Fluor Operaciones y Mantenimiento, S. de R.L. de C.V.	20.0000	Mexico
		V	ICA Fluor Operaciones y Mantenimiento, S. de R.L. de C.V.		80.0000	Mexico
		IV	ICA Fluor Servicios Operativos, S.A. de C.V.		90.0000	Mexico
		IV	IF Proyectos, S.A.		100.0000	Panama
		IV	IFD Servicios de Ingenieria S.A. de C.V.		99.9600	Mexico
		V	ICA Fluor Servicios Operativos, S.A. de C.V.		10.0000	Mexico
		V	Industria Del Hierro S.A. de C.V.		0.0001	Mexico
		V	ICA Fluor Servicios Gerenciales, S.A. de C.V.		2.0000	Mexico
		IV	Industria Del Hierro S.A. de C.V.		99.9999	Mexico
		V	ICA Fluor Petroquimica S.A. de C.V.		0.0049	Mexico
	III	IFD Servicios de Ingenieria S.A. de C.V.			0.0200	Mexico
	III	TRS International Group, S. de R.L. de C.V.			0.9540	Mexico
	III	TRS Staffing Solutions, S. de R.L. de C.V.			0.2000	Mexico
II	Fluor Daniel Mining & Metals, Ltd.				100.0000	California
	III	Empresa Constructora Fluor Salfa Limitada			50.0000	Chile
	III	Fluor Chile Ingenieria y Construccion S.A.			1.0000	Chile
	III	Ingenieria y Construccion Fluor Daniel Chile Limitada			0.1000	Chile
II	Fluor Daniel Overseas, Inc.				100.0000	California
	III	Fluor Uganda Engineering and Construction Limited			00.0010	Uganda
	III	PFD International LLC			50.0000	Delaware
II	Fluor Daniel P.R.C., Ltd.				100.0000	California
II	Fluor Daniel Pacific, Inc.				100.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws of

	III	Fluor Daniel-AMEC Philippines, Inc.			50.0000	Philippines
II	Fluor Daniel South America Limited				100.0000	California
II	Fluor Daniel Technical Services, Inc.				100.0000	Texas
II	Fluor Daniel Venture Group, Inc.				100.0000	California
	III	Fluor Daniel Asia, Inc.			100.0000	California
		IV	Duke/Fluor Daniel International Services		49.9999	Nevada
		V	Duke/Fluor Daniel Caribbean, S.E.		0.5000	Puerto Rico
		IV	P.T. Fluor Daniel Indonesia		20.0000	Indonesia
		V	Fluor Aker Solutions Indonesia JV		50.0000	Indonesia (JV)
		V	PT. MITRA BERSAMA ENGINEERING		99.0000	Indonesia
			VI	PT Singgar Mulia	25.0000	Indonesia
		IV	P.T. Nusantara Power Services		70.0000	Indonesia
	III	Soli Flo LLC			25.0000	Delaware
		IV	Soli.Flo, Inc.		100.0000	California
		V	Soli-Flo Material Transfer, L.P.		1.0000	California
		V	Soli-Flo Partners, L.P.		1.0000	California
	III	Soli-Flo Material Transfer, L.P.			24.7500	California
	III	Soli-Flo Partners, L.P.			24.7500	California
II	Fluor Daniel, a Professional Architectural Corporation				100.0000	Louisiana
II	Fluor Daniel, Inc. - Philippines				99.9900	Philippines
II	Fluor Enterprises Group, Inc.				100.0000	Delaware
II	Fluor Federal Global Projects, Inc.				100.0000	Delaware
II	Fluor Federal Services, Inc.				100.0000	Washington
	III	Beyond New Horizons, LLC			40.0000	Delaware
	III	Central Plateau Cleanup Company LLC			27.0000	Delaware
	III	Fluor Federal Petroleum Operations, LLC			100.0000	Delaware
	III	Fluor Federal, Inc.			100.0000	Washington
	III	Fluor Idaho, LLC			100.0000	Delaware
	III	Fluor Marine Propulsion, LLC			100.0000	Delaware
	III	Fluor Mission Solutions Australia Pty Ltd			100.0000	Australia
		IV	Worley Fluor Australia Pty Ltd Formed 8/27/24		50.0000	Australia
	III	Fluor-BWXT Portsmouth LLC			51.0000	Ohio
	III	Four Rivers Nuclear Partnership, LLC			30.0000	Delaware
	III	Mid-America Conversion Services, LLC			25.0000	Delaware
	III	National Energy Security Operations, LLC			100.0000	Delaware
	III	National TRU Waste Partnership LLC			55.0000	Delaware
	III	Nuclear Production One, LLC			60.0000	Delaware
	III	Savannah River Mission Completion, LLC			33.0000	Delaware
	III	Savannah River Nuclear Partners, LLC			57.0000	Delaware
	III	Savannah River Nuclear Solutions, LLC			51.0000	South Carolina
II	Fluor Federal Services, LLC				100.0000	Delaware
II	Fluor Federal Solutions, LLC				100.0000	South Carolina
	III	Rock Island Integrated Services			51.0000	Illinois (JV)
II	Fluor Fernald, Inc.				100.0000	California
	III	Fluor Environmental Resources Management Services, Inc.			100.0000	Delaware
II	Fluor Finance Limited				100.0000	United Kingdom
II	Fluor Finance U.S., Inc.				100.0000	Texas
II	Fluor GmbH				100.0000	Germany
II	Fluor Government Group International, Inc.				100.0000	Delaware
	III	Fluor Intercontinental Arabian Peninsula LLC			1.0000	Oman
II	Fluor Guinea, Inc.				100.0000	Texas
II	Fluor Hanford, Inc.				100.0000	Washington
II	Fluor Heavy Civil, LLC				100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Fluor Industrial Services Canada Inc.			100.0000	New Brunswick
	III	Fluor Driver Inc.		50.0000	Alberta
II	Fluor Industrial Services, Inc.			100.0000	Delaware
II	Fluor Intercontinental, Inc.			100.0000	California
	III	Dominican Republic Combined Cycle, LLC		49.0000	Delaware
	III	Fluor AMEC II, LLC		100.0000	Delaware
	III	Fluor Daniel Nigeria Limited		60.0000	Nigeria
	III	Fluor Government Group-Canada, Inc.		100.0000	New Brunswick
		IV	ATCO – Fluor Support Solutions Ltd.	49.0000	Alberta
		IV	Canadian National Energy Alliance Ltd.	20.0000	Canada
	III	Fluor Intercontinental Arabian Peninsula LLC		99.0000	Oman
	III	Fluor Intercontinental Germany GmbH		100.0000	Germany
	III	Fluor Intercontinental Solutions, LLC		100.0000	Delaware
	III	FLUOR M ltd.		100.0000	Macedonia
	III	Greenville Technical Services Inc.		100.0000	Delaware
	III	Grupo Alvica SCS		79.9200	Venezuela
	III	NWKC LLC		50.0000	Delaware
II	Fluor International Limited			100.0000	England
	III	COOEC-Fluor Heavy Industries Co., Ltd.		49.0000	China
	III	Fluor Workforce Solutions Limited		100.0000	England
		IV	CSP EG S.L.	65.0000	Equatorial Guinea
	III	Fluor Limited		100.0000	England
		IV	Fluor Pension Trustee Limited	100.0000	England
		IV	FPMM, XXK (FPMM, LLC-English translation)	100.0000	Mongolia
		V	Mongolian National Facility Services (MNFS) LLC	49.0000	Mongolia
		VI	Red Camel Construction LLC	100.0000	Mongolia
	III	Fluor Projects Limited		100.0000	England
	III	Kazakh Projects Joint Venture Limited		50.0000	England
	III	TRS Staffing Solutions Limited		100.0000	England
II	Fluor International, Inc.			100.0000	California
	III	Fluor Mideast Limited		100.0000	California
	III	Iraq Construction Ltd.		100.0000	British Virgin Islands
		IV	Iraq Water General Contracting Company L.L.C.	100.0000	Iraq
II	Fluor Ireland Limited			100.0000	Ireland
	III	TRS Staffing Solutions Limited		100.0000	Ireland
II	Fluor Kazakhstan Inc.			100.0000	Texas
	III	Fluor Texas, Inc.		100.0000	Texas
II	Fluor Maintenance Services, Inc.			100.0000	California
II	Fluor Mediterranean, Inc.			100.0000	California
II	Fluor Mining and Metals France, Inc.			100.0000	Delaware
II	Fluor NE, Inc.			100.0000	Arizona
	III	ADP/FD of Nevada, Inc.		100.0000	Nevada
II	Fluor Nuclear Services, Inc.			100.0000	Ohio
II	Fluor Oak Ridge, LLC			100.0000	Delaware
II	Fluor Projects, Inc.			100.0000	Texas
II	Fluor Rovuma, Inc.			100.0000	Delaware
II	Fluor Services International, Inc.			100.0000	Nevada
II	Fluor Spain Holding S.L.			96.0000	Spain
	III	Fluor Plant Engineering, S.A.		100.0000	Spain
	III	Technical Resource Solutions, S.L.		100.0000	Spain
II	Fluor Supply Chain Solutions Singapore Pte. Ltd.			100.0000	Singapore
II	Fluor Technologies Corporation			100.0000	Delaware
	III	KazakhNefteGasServis Limited Liability Partnership		50.0000	Kazakhstan

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Fluor Transworld Services, Inc.			100.0000	California
II	Fluor US Services, Inc.			100.0000	Delaware
II	Fluor-Brady, LLC			50.0000	Delaware
II	Fluor-Lane, LLC			65.0000	Delaware
II	Fluor-Lane 95, LLC			65.0000	Delaware
II	Fluor-Lane South Carolina, LLC			55.0000	Delaware
II	Fluor-United Asheville, LLC			60.0000	Delaware
II	Fluor/HDR Global Design Consultants, LLC			50.0000	Delaware
II	FM Operating Services, LLC			50.0000	Delaware
II	FMC Holding Company LLC			100.0000	Delaware
	III	Fluor Management Company L.P.		20.5277	Delaware
II	Global Project Execution, Inc.			100.0000	Delaware
II	Goar, Allison & Associates, LLC			100.0000	Texas
II	Indo-Mauritian Affiliates Limited			100.0000	Mauritius
	III	Fluor Daniel India Private Limited		20.0000	India
II	Infrastructure Civil Equipment, LLC			100.0000	Delaware
II	Integrated Solutions Services, Inc.			100.0000	California
II	LAX Integrated Express Solutions HoldCo, LLC			27.0000	Delaware
	III	LAX Integrated Express Solutions, LLC		100.0000	Delaware
II	Middle East Fluor			100.0000	California
II	NuScale Holdings Corp.			76.1875	Oregon
	III	NuScale Power Corporation		0.2089	Delaware
	III	NuScale Power, LLC		0.2089	Oregon
II	NuScale Power Corporation			56.7251	Delaware
	III	NuScale Power, LLC		19.6455	Oregon
II	NuScale Power, LLC			56.7251	Oregon
II	P2S Bermuda, LLC			100.0000	Delaware
II	Pegasus Link Constructors, LLC			55.0000	Delaware
II	Plant Engineering Services LLC			100.0000	Delaware
II	Plant Performance Services International LLC			100.0000	Delaware
II	Prairie Link Constructors JV			60.000	Texas
II	Purple Line Transit Constructors, LLC			50.0000	Delaware
II	Servicios Mineria, Inc.			100.0000	Delaware
II	Soli-Flo LLC			25.0000	Delaware
	III	Soli.Flo, Inc.		100.0000	Delaware
		IV	Soli-Flo Material Transfer, L.P.	1.0000	California
		IV	Soli-Flo Partners, L.P.	1.0000	California
II	Soli-Flo Material Transfer, L.P.			24.7500	California
II	Soli-Flo Partners, L.P.			24.7500	California
II	Strategic Organizational Systems Enterprises, Inc.			100.0000	California
II	Stork USA, Inc.			100.0000	Delaware
	III	Stork Maintenance Services, Inc.		100.0000	Delaware
II	Support Services International, LLC			100.0000	South Carolina
II	Tappan Zee Constructors, LLC			30.0000	Delaware
II	TDF Inc.			100.0000	California
	III	Fluor Daniel Engineers S.A. (Pty) Limited		100.0000	Liechtenstein
		IV	Trans-Africa Projects Ltd.	50.0000	Mauritius
		IV	Trans-Africa Projects (Pty) Ltd.	50.0000	South Africa
	III	Fluor S.A. (Pty) Limited		100.0000	Liechtenstein
		IV	Fluor South Africa Proprietary Limited	90.0000	South Africa
		V	TRS Staffing Solutions (Pty) Ltd	100.0000	South Africa
		IV	Fluor-Igoda Projects (Proprietary) Limited	100.0000	South Africa
II	Venezco, Inc.			100.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Virta Inc.			100.0000	Delaware
	III	Virta Chile SpA		100.0000	Chile
II	Walsh-Fluor Design-Build Team LLC			40.0000	Illinois
II	Williams Brothers Engineering Company			100.0000	Delaware
	III	Fluor Argentina, Inc.		100.0000	Delaware
		IV	Fluor Argentina Inc. Sucursal Argentina – TECHINT Compania Tecnica Internacional S.A.C.I-Union	50.0000	Argentina
II	WODECO Nigeria Limited			60.0000	Nigeria

I	Fluor Holding Company LLC			100.0000	Delaware
II	Fluor Management Company L.P.			33.4047	Delaware
II	Mineral Resource Development Corporation			100.0000	Delaware
	III	St. Joe Participacoes Ltda.		0.0125	Brazil
II	St. Joe Participacoes Ltda			99.9875	Brazil

I	TRS Staffing Solutions, Inc.			100.0000	South Carolina
II	Agensi Pekerjaan TRS Malaysia SDN. BHD.			49.00	Malaysia
II	TRS Craft Services, Inc.			100.0000	Delaware
II	TRS FAR EAST SDN. BHD.			100.0000	Malaysia
	III	Agensi Pekerjaan TRS Malaysia SDN. BHD.		51.0000	Malaysia
II	TRS International Group, S. de R.L. de C.V.			99.0460	Mexico
II	TRS International Payroll Co.			100.0000	Texas
	III	TRS Staffing Solutions India Private Limited		0.1000	India
II	TRS SA HOLDING COMPANY (PTY) LTD			100.0000	South Africa
	III	TRS SEARCH AND SELECTION (Pty) Ltd		100.0000	South Africa
II	TRS STAFFING SOLUTIONS (PROPRIETARY) LIMITED			100.0000	Botswana
II	TRS Staffing Solutions Belgium BV			100.0000	Belgium
II	TRS Staffing Solutions GmbH			100.0000	Germany
II	TRS Staffing Solutions India Private Limited			99.9000	India
II	TRS Staffing Solutions Mozambique, Limitada			1.0000	Mozambique
II	TRS Staffing Solutions, S. de R.L. de C.V.			99.8000	Mexico
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary would not constitute a significant subsidiary